Exhibit 99.2

MERCK & CO., INC., RAHWAY, N.J., USA

CONSOLIDATED STATEMENT OF INCOME - GAAP

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 1a

	2025				2024						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
Sales	$15,529	$15,806	$17,276	$48,611	$15,775	$16,112	$16,657	$48,544	$15,624	$64,168	4%	0%

Costs, Expenses and Other
Cost of sales	3,419	3,557	3,855	10,831	3,540	3,745	4,080	11,365	3,828	15,193	-6%	-5%
Selling, general and administrative	2,552	2,649	2,633	7,835	2,483	2,739	2,731	7,952	2,864	10,816	-4%	-1%
Research and development	3,621	4,048	4,234	11,903	3,992	3,500	5,862	13,354	4,585	17,938	-28%	-11%
Restructuring costs	69	560	47	676	123	80	56	258	51	309	-16%	*
Other (income) expense, net	(35)	(7)	(238)	(281)	(33)	42	(162)	(151)	126	(24)	47%	86%
Income Before Taxes	5,903	4,999	6,745	17,647	5,670	6,006	4,090	15,766	4,170	19,936	65%	12%
Income Tax Provision	818	571	958	2,346	903	545	929	2,377	425	2,803
Net Income	5,085	4,428	5,787	15,301	4,767	5,461	3,161	13,389	3,745	17,133	83%	14%
Less: Net Income Attributable to Noncontrolling Interests	6	1	2	10	5	6	4	15	2	16
Net Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	$5,079	$4,427	$5,785	$15,291	$4,762	$5,455	$3,157	$13,374	$3,743	$17,117	83%	14%

Earnings per Common Share Assuming Dilution	$2.01	$1.76	$2.32	$6.08	$1.87	$2.14	$1.24	$5.26	$1.48	$6.74	87%	16%

Average Shares Outstanding Assuming Dilution	2,531	2,513	2,498	2,514	2,544	2,544	2,541	2,543	2,537	2,541
Tax Rate	13.9%	11.4%	14.2%	13.3%	15.9%	9.1%	22.7%	15.1%	10.2%	14.1%

* 100% or greater

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

MERCK & CO., INC., RAHWAY, N.J., USA

THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2024 GAAP TO NON-GAAP RECONCILIATION

(AMOUNTS IN MILLIONS, EXCEPT PER SHARE FIGURES)

(UNAUDITED)

Table 2b

	GAAP	Acquisition and Divestiture- Related Costs (1)		Restructuring Costs (2)		(Income) Loss from Investments in Equity Securities		Certain Other Items		Adjustment Subtotal	Non-GAAP
Third Quarter
Cost of sales	$4,080	639		192						831	$3,249
Selling, general and administrative	2,731	43		31						74	2,657
Research and development	5,862	24								24	5,838
Restructuring costs	56			56						56	–
Other (income) expense, net	(162)	(27)				58				31	(193)
Income Before Taxes	4,090	(679)		(279)		(58)				(1,016)	5,106
Income Tax Provision (Benefit)	929	(129	)(3)	(46	)(3)	(13	)(3)			(188)	1,117
Net Income	3,161	(550)		(233)		(45)				(828)	3,989
Net Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	3,157	(550)		(233)		(45)				(828)	3,985
Earnings per Common Share Assuming Dilution	$1.24	(0.22)		(0.09)		(0.02)				(0.33)	$1.57

Tax Rate	22.7%										21.9%

Sep YTD
Cost of sales	$11,365	1,708		374						2,082	$9,283
Selling, general and administrative	7,952	88		67						155	7,797
Research and development	13,354	60		2						62	13,292
Restructuring costs	258			258						258	–
Other (income) expense, net	(151)	(48)				(107)				(155)	4
Income Before Taxes	15,766	(1,808)		(701)		107				(2,402)	18,168
Income Tax Provision (Benefit)	2,377	(350	)(3)	(118	)(3)	23	(3)	(259	)(4)	(704)	3,081
Net Income	13,389	(1,458)		(583)		84		259		(1,698)	15,087
Net Income Attributable to Merck & Co., Inc., Rahway, N.J., USA	13,374	(1,458)		(583)		84		259		(1,698)	15,072
Earnings per Common Share Assuming Dilution	$5.26	(0.57)		(0.23)		0.03		0.10		(0.67)	$5.93

Tax Rate	15.1%										17.0%

Only the line items that are affected by non-GAAP adjustments are shown.

The Company is providing certain non-GAAP information that excludes certain items because of the nature of these items and the impact they have on the analysis of underlying business performance and trends. Management believes that providing non-GAAP information enhances investors’ understanding of the Company’s results because management uses non-GAAP measures to assess performance. Management uses non-GAAP measures internally for planning and forecasting purposes and to measure the performance of the Company along with other metrics. In addition, annual employee compensation, including senior management’s compensation, is derived in part using a non-GAAP pretax income metric. The non-GAAP information presented should be considered in addition to, but not as a substitute for or superior to, information prepared in accordance with GAAP.

(1) Amounts included in cost of sales primarily reflect expenses for the amortization of intangible assets. Amounts included in selling, general and administrative expenses reflect integration, transaction and certain other costs related to acquisitions and divestitures. Amounts included in research and development expenses primarily reflect the amortization of intangible assets and Animal Health intangible asset impairment charges. Amounts included in other (income) expense, net, primarily reflect royalty income related to the prior termination of the Sanofi-Pasteur MSD joint venture.

(2) Amounts primarily include employee separation costs, accelerated depreciation and asset impairments associated with facilities to be closed or divested related to activities under the Company's formal restructuring programs.

(3) Represents the estimated tax impacts on the reconciling items based on applying the statutory rate of the originating territory of the non-GAAP adjustments.

(4) Represents a benefit due to a reduction in reserves for unrecognized income tax benefits resulting from the expiration of the statute of limitations for assessments related to the 2019 federal tax return year.

MERCK & CO., INC., RAHWAY, N.J., USA

FRANCHISE / KEY PRODUCT SALES

THIRD QUARTER 2025

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3a

	Global			U.S.			International
	3Q 2025	3Q 2024	% Change	3Q 2025	3Q 2024	% Change	3Q 2025	3Q 2024	% Change
TOTAL SALES (1)	$17,276	$16,657	4	$10,012	$8,736	15	$7,264	$7,922	-8
PHARMACEUTICAL	15,611	14,943	4	9,493	8,227	15	6,118	6,717	-9
Oncology
Keytruda	8,142	7,429	10	4,879	4,500	8	3,263	2,929	11
Alliance Revenue – Lynparza (2)	379	337	12	184	161	14	195	177	11
Alliance Revenue – Lenvima (2)	258	251	3	177	173	2	81	78	4
Welireg	196	139	42	161	127	27	35	12	196
Alliance Revenue – Reblozyl (3)	136	100	36	111	82	35	25	18	40
Vaccines (4)
Gardasil/Gardasil 9	1,749	2,306	-24	1,154	1,020	13	595	1,285	-54
ProQuad/M-M-R II/Varivax	684	703	-3	554	572	-3	130	131	-1
Capvaxive	244	47	*	238	47	*	7	0	*
Vaxneuvance	226	239	-6	134	137	-1	91	103	-11
RotaTeq	204	193	6	141	131	8	63	62	2
Pneumovax 23	45	68	-34	10	19	-48	35	49	-28
Hospital Acute Care
Bridion	439	420	5	392	339	15	47	81	-42
Prevymis	266	208	28	128	101	27	138	107	29
Zerbaxa	81	64	25	49	39	25	32	26	25
Dificid	43	96	-55	30	83	-64	13	13	-2
Cardiovascular
Winrevair	360	149	141	335	147	129	25	3	*
Alliance Revenue - Adempas/Verquvo (5)	112	102	9	103	96	8	8	7	25
Adempas (6)	82	72	14				82	72	14
Virology
Lagevrio	138	383	-64	24	84	-71	114	299	-62
Isentress/Isentress HD	82	102	-20	44	54	-18	37	48	-23
Delstrigo	77	65	19	13	15	-13	64	50	29
Pifeltro	43	42	1	29	31	-7	14	12	21
Neuroscience
Belsomra	47	78	-40	28	20	40	19	58	-67
Immunology
Simponi		189	-100					189	-100
Remicade		41	-100					41	-100
Diabetes (7)
Januvia	382	278	37	258	67	*	124	211	-42
Janumet	243	204	19	78	15	*	165	190	-13
Other Pharmaceutical (8)	953	638	50	239	167	43	716	466	54
ANIMAL HEALTH	1,615	1,487	9	504	487	3	1,112	999	11
Livestock	1,023	886	16	213	194	10	811	692	17
Companion Animal	592	601	-2	291	293	-1	301	307	-2
Other Revenues (9)	50	227	-78	15	22	-32	34	206	-83

*200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents the Company's share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties.

(4) Total Vaccines sales were $3,370 million and $3,675 million on a global basis in the third quarter of 2025 and 2024, respectively.

(5) Alliance Revenue represents the Company's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in the Company's marketing territories.

(7) Total Diabetes sales were $703 million and $592 million on a global basis in the third quarter of 2025 and 2024, respectively.

(8) Includes Pharmaceutical products not individually shown above. Also reflects total alliance revenue for Koselugo of $214 million and $39 million on a global basis in the third quarter of 2025 and 2024, respectively.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $11 million and $15 million in the third quarter of 2025 and 2024, respectively.

MERCK & CO., INC., RAHWAY, N.J., USA

FRANCHISE / KEY PRODUCT SALES

SEPTEMBER YEAR-TO-DATE 2025

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3b

	Global			U.S.			International
	Sep YTD 2025	Sep YTD 2024	% Change	Sep YTD 2025	Sep YTD 2024	% Change	Sep YTD 2025	Sep YTD 2024	% Change
TOTAL SALES (1)	$48,611	$48,544	0	$27,371	$24,089	14	$21,240	$24,455	-13
PHARMACEUTICAL	43,299	43,358	0	25,747	22,563	14	17,552	20,795	-16
Oncology
Keytruda	23,303	21,646	8	13,936	13,031	7	9,367	8,614	9
Alliance Revenue – Lynparza (2)	1,061	947	12	503	449	12	558	498	12
Alliance Revenue – Lenvima (2)	781	755	3	545	523	4	236	233	2
Welireg	496	349	42	422	320	32	74	29	157
Alliance Revenue – Reblozyl (3)	361	261	39	299	215	39	62	45	37
Vaccines (4)
Gardasil/Gardasil 9	4,202	7,032	-40	2,235	2,045	9	1,967	4,988	-61
ProQuad/M-M-R II/Varivax	1,832	1,891	-3	1,457	1,500	-3	374	391	-4
Vaxneuvance	685	647	6	409	397	3	276	251	10
RotaTeq	554	572	-3	366	388	-6	187	185	2
Capvaxive	480	47	*	473	47	*	8	0	*
Pneumovax 23	124	188	-34	13	36	-63	111	152	-27
Hospital Acute Care
Bridion	1,341	1,315	2	1,181	1,020	16	161	296	-46
Prevymis	702	570	23	345	265	30	357	305	17
Zerbaxa	225	182	24	136	106	29	89	77	16
Dificid	222	261	-15	185	231	-20	37	30	21
Cardiovascular
Winrevair	976	219	*	926	216	*	49	3	*
Alliance Revenue - Adempas/Verquvo (5)	340	306	11	308	283	9	32	22	43
Adempas (6)	229	214	7				229	214	7
Virology
Lagevrio	323	843	-62	90	144	-38	233	699	-67
Isentress/Isentress HD	258	302	-15	144	147	-2	114	155	-26
Delstrigo	228	180	26	42	42	1	185	139	33
Pifeltro	128	123	4	86	86	-1	43	37	16
Neuroscience
Belsomra	137	177	-23	59	53	12	77	124	-38
Immunology
Simponi		545	-100					545	-100
Remicade		115	-100					115	-100
Diabetes (7)
Januvia	1,302	1,102	18	819	428	91	483	674	-28
Janumet	741	679	9	210	70	*	530	610	-13
Other Pharmaceutical (8)	2,268	1,890	20	558	521	7	1,713	1,364	26
ANIMAL HEALTH	4,849	4,480	8	1,505	1,417	6	3,345	3,063	9
Livestock	2,909	2,573	13	598	529	13	2,312	2,044	13
Companion Animal	1,940	1,907	2	907	888	2	1,033	1,019	1
Other Revenues (9)	463	706	-34	119	109	9	343	597	-43

*200% or greater

Sum of U.S. plus international may not equal global due to rounding.

(1) Only select products are shown.

(2) Alliance Revenue represents the Company's share of profits, which are product sales net of cost of sales and commercialization costs.

(3) Alliance Revenue represents royalties.

(4) Total Vaccines sales were $8,347 million and $10,755 million on a global basis for September YTD 2025 and 2024, respectively.

(5) Alliance Revenue represents the Company's share of profits from sales in Bayer's marketing territories, which are product sales net of cost of sales and commercialization costs.

(6) Net product sales in the Company's marketing territories.

(7) Total Diabetes sales were $2,283 million and $2,053 million on a global basis for September YTD 2025 and 2024, respectively.

(8) Includes Pharmaceutical products not individually shown above. Also reflects total alliance revenue for Koselugo of $301 million and $114 million on a global basis for September YTD 2025 and 2024, respectively.

(9) Other Revenues are comprised primarily of revenues from third-party manufacturing arrangements and miscellaneous corporate revenues, including revenue-hedging activities. Other Revenues related to the receipt of upfront and milestone payments for out-licensed products were $111 million and $91 million on a global basis for September YTD 2025 and 2024, respectively.

MERCK & CO., INC., RAHWAY, N.J., USA

PHARMACEUTICAL GEOGRAPHIC SALES

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 3c

	2025				2024						% Change
	1Q	2Q	3Q	Sep YTD	1Q	2Q	3Q	Sep YTD	4Q	Full Year	3Q	Sep YTD
TOTAL PHARMACEUTICAL	$13,638	$14,050	$15,611	$43,299	$14,006	$14,408	$14,943	$43,358	$14,042	$57,400	4	0
United States	7,927	8,328	9,493	25,747	6,936	7,399	8,227	22,563	7,728	30,290	15	14
% Pharmaceutical Sales	58.1%	59.3%	60.8%	59.5%	49.5%	51.4%	55.1%	52.0%	55.0%	52.8%
Europe (1)	2,384	2,551	2,675	7,610	2,555	2,572	2,620	7,748	2,498	10,246	2	-2
% Pharmaceutical Sales	17.5%	18.2%	17.1%	17.6%	18.2%	17.9%	17.5%	17.9%	17.8%	17.9%
Japan	651	604	693	1,948	802	664	919	2,386	813	3,199	-25	-18
% Pharmaceutical Sales	4.8%	4.3%	4.4%	4.5%	5.7%	4.6%	6.2%	5.5%	5.8%	5.6%
Latin America	589	654	691	1,933	601	661	730	1,992	680	2,672	-5	-3
% Pharmaceutical Sales	4.3%	4.7%	4.4%	4.5%	4.3%	4.6%	4.9%	4.6%	4.8%	4.7%
Asia Pacific (other than China and Japan)	535	609	593	1,736	580	595	669	1,844	612	2,457	-11	-6
% Pharmaceutical Sales	3.9%	4.3%	3.8%	4.0%	4.1%	4.1%	4.5%	4.3%	4.4%	4.3%
China (2)	668	407	377	1,452	1,744	1,790	996	4,530	864	5,394	-62	-68
% Pharmaceutical Sales	4.9%	2.9%	2.4%	3.4%	12.5%	12.4%	6.7%	10.4%	6.2%	9.4%
Eastern Europe/Middle East/Africa	435	451	365	1,250	395	353	400	1,147	348	1,495	-9	9
% Pharmaceutical Sales	3.2%	3.2%	2.3%	2.9%	2.8%	2.4%	2.7%	2.6%	2.5%	2.6%
Canada	125	135	134	394	138	143	133	414	144	558	1	-5
% Pharmaceutical Sales	0.9%	1.0%	0.9%	0.9%	1.0%	1.0%	0.9%	1.0%	1.0%	1.0%
Other	324	311	590	1,229	255	231	249	734	355	1,089	137	67
% Pharmaceutical Sales	2.4%	2.1%	3.9%	2.7%	1.9%	1.6%	1.5%	1.7%	2.5%	1.7%

Sum of quarterly amounts may not equal year-to-date amounts due to rounding.

(1) Europe represents all European Union countries, the European Union accession markets and the United Kingdom.

(2) Gardasil/Gardasil 9 sales in China were $193 million, $0 and $0 in the first, second and third quarter of 2025, respectively, and $1,253 million, $1,312 million, $517 million and $446 million in the first, second, third and fourth quarter of 2024, respectively.

MERCK & CO., INC., RAHWAY, N.J., USA

OTHER (INCOME) EXPENSE, NET - GAAP

(AMOUNTS IN MILLIONS)

(UNAUDITED)

Table 4

OTHER (INCOME) EXPENSE, NET

	3Q25	3Q24	Sep YTD 2025	Sep YTD 2024
Interest income	$(96)	$(127)	$(274)	$(269)
Interest expense	327	330	946	943
Exchange losses	56	33	224	177
(Income) loss from investments in equity securities, net (1)	(373)	31	(563)	(169)
Net periodic defined benefit plan (credit) cost other than service cost	(152)	(157)	(452)	(476)
Other, net	-	(272)	(162)	(357)
Total	$(238)	$(162)	$(281)	$(151)

(1) Includes net realized and unrealized gains and losses from investments in equity securities either owned directly or through ownership interests in investment funds. Unrealized gains and losses from investments that are directly owned are determined at the end of the reporting period, while gains and losses from ownership interests in investment funds are accounted for on a one quarter lag.